SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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COMPASS MINERALS INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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2005 PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
PROPOSAL 1 -- ELECTION OF DIRECTORS
INFORMATION REGARDING BOARD OF DIRECTORS AND COMMITTEES
CORPORATE GOVERNANCE GUIDELINES
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
STOCK OWNERSHIP
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION TABLE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
PROPOSAL 3 -- APPROVAL OF THE COMPANY’S 2005 INCENTIVE AWARD PLAN
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
ADDITIONAL INFORMATION Householding of Proxies
Additional Filings and Information

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 4, 2005

To Our Stockholders:
      We cordially invite you to attend the 2005 Annual Meeting of Stockholders of Compass Minerals International, Inc. The meeting will take place at the Sheraton Overland Park Hotel, 6100 College Boulevard, Overland Park, Kansas 66211 on Thursday, August 4, 2005, at 8:00 a.m. We look forward to your attendance either in person or by proxy.
      The purpose of the meeting is to:

1. Elect three directors, each for a term of three years;

2. Ratify the appointment of Ernst & Young LLP as Compass’s independent auditors for fiscal year 2005;

3. Approve the Compass Minerals International, Inc. 2005 Incentive Award Plan; and

4. Transact any other business that may properly come before the meeting and any postponement or adjournment of the meeting.
      Only stockholders of record at the close of business on June 15, 2005 may vote at the meeting or any postponements or adjournments of the meeting.

By order of the Board of Directors,

Chief Financial Officer and Vice President
June 30, 2005
          Please complete, date, sign and return the accompanying proxy card. The enclosed return envelope requires no additional postage if mailed in either the United States or Canada.
          Your vote is very important. Please vote regardless of whether or not you plan to attend the meeting.

COMPASS MINERALS INTERNATIONAL, INC.
9900 West 109th Street, Suite 600
Overland Park, Kansas 66210
2005 PROXY STATEMENT
       Compass Minerals International, Inc. (“Compass” or the “Company”) is the second-leading salt producer in North America and the largest in the United Kingdom (“U.K.”). Compass operates 11 production facilities, including the largest rock salt mine in the world in Goderich, Ontario and the largest salt mine in the United Kingdom in Winsford, Cheshire. Our product lines include salt for highway deicing, consumer deicing, water conditioning, consumer and industrial food preparation, agriculture and industrial applications. In addition, Compass is North America’s leading producer of sulfate of potash, which is used in the production of specialty fertilizers for high-value crops and turf. Compass Minerals International, Inc. is comprised of its wholly owned subsidiary, Compass Minerals Group, Inc. and Compass Minerals Group, Inc.’s subsidiaries (“CMG” or “Compass Minerals Group”).
      The Board of Directors of Compass is furnishing you this proxy statement in connection with the solicitation of proxies on its behalf for the 2005 Annual Meeting of Stockholders. The meeting will take place at the Sheraton Overland Park Hotel, 6100 College Boulevard, Overland Park, Kansas 66211 on Thursday, August 4, 2005, at 8:00 a.m. At the meeting, stockholders will vote on the election of three directors, the ratification of the appointment of Ernst & Young LLP as Compass’s independent auditors for fiscal year 2005, the approval of the Compass Minerals International, Inc. 2005 Incentive Award Plan, and will transact any other business that may properly come before the meeting although we know of no other business to be presented.
      By submitting your proxy (by signing and returning the enclosed proxy card), you authorize Rodney L. Underdown, an officer of Compass, David J. D’Antoni, a director of Compass, and Perry W. Premdas, a director of Compass, to represent you and vote your shares at the meeting in accordance with your instructions. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting.
      Compass’s Annual Report to Stockholders for the fiscal year that ended December 31, 2004, which includes Compass’s audited annual financial statements, was sent to stockholders on or about April 20, 2005. It does not constitute a part of the proxy solicitation materials and is not incorporated by reference into this proxy statement.
      We are first sending this proxy statement, form of proxy and accompanying materials to stockholders on or about June 30, 2005.
      YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY SUBMIT YOUR PROXY IN THE ENCLOSED ENVELOPE.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
What is the purpose of the annual meeting?
      At the annual meeting, the stockholders will be asked to:

1. Elect three directors, each for a term of three years;

2. Ratify the appointment of Ernst & Young LLP as Compass’s independent auditors for fiscal year 2005; and

3. Approve the Compass Minerals International, Inc. 2005 Incentive Award Plan.
      Stockholders also will transact any other business that may properly come before the meeting. Members of Compass’s management team and a representative of each of Ernst & Young LLP, Compass’s independent auditors for fiscal year 2005, and PricewaterhouseCoopers LLP, Compass’s independent auditors for fiscal year 2004, have been invited to be present at the meeting to respond to appropriate questions from stockholders.
Who is entitled to vote?
      The record date for the meeting is June 15, 2005. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date there were 31,469,804 shares of Compass common stock outstanding.
Am I entitled to vote if my shares are held in “street name?”
      If your shares are held by a bank or brokerage firm, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, these proxy materials are being forwarded to you by your bank or brokerage firm (the “record holder”), along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares with respect to “discretionary” items but will not be permitted to vote your shares with respect to “non-discretionary” items. In the case of a non-discretionary item, your shares will be considered “broker non-votes” on that proposal.
      As the beneficial owner of shares, you are invited to attend the Annual Meeting. If you are a beneficial owner, however, you may not vote your shares in person at the meeting unless you obtain a proxy form from the record holder of your shares.
How many shares must be present to hold the meeting?
      A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.
Who can attend the Annual Meeting?
      All Compass stockholders may attend the Annual Meeting.
What if a quorum is not present at the meeting?
      If a quorum is not present at the scheduled time of the meeting, the stockholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken and no other notice will be given.

What does it mean if I receive more than one proxy card?
      It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares.
How do I vote?
      If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions. The enclosed envelope requires no additional postage if mailed in either the United States or Canada.
      If your shares are held in street name, you may be able to vote your shares electronically by telephone or on the Internet. A large number of banks and brokerage firms participate in a program provided through ADP Investor Communications Services that offers telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in the ADP program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you.
      If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. Additionally, we will pass out written ballots to registered stockholders who wish to vote in person at the meeting. Beneficial owners of shares held in street name who wish to vote at the meeting will need to obtain a proxy form from their record holder.
Can I change my vote after I submit my proxy?
      Yes, you may revoke your proxy and change your vote:

•	by signing another proxy with a later date; or

•	if you are a registered stockholder, by giving written notice of such revocation to the Secretary of Compass prior to or at the meeting or by voting in person at the meeting.
      Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the meeting.
Who will count the votes?
      Compass’s transfer agent, UMB Bank, N.A., will tabulate and certify the votes. A representative of the transfer agent will serve as an inspector of election.
How does the Board of Directors recommend I vote on the proposals?
      Your Board recommends that you vote:

•	FOR the election of the three nominees to the Board of Directors;

•	FOR the ratification of Ernst & Young LLP as Compass’s independent auditors; and

•	FOR the approval of the Compass Minerals International, Inc. 2005 Incentive Award Plan.
What if I do not specify how my shares are to be voted?
      If you submit a proxy but do not indicate any voting instructions, your shares will be voted:

•	FOR the election of the three nominees to the Board of Directors;

•	FOR the ratification of Ernst & Young LLP as Compass’s independent auditors; and

•	FOR the approval of the Compass Minerals International, Inc. 2005 Incentive Award Plan

Will any other business be conducted at the meeting?
      We know of no other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.
How many votes are required to elect the director nominees?
      The affirmative vote of a plurality of the votes cast at the meeting is required to elect the three nominees as directors. This means that the three nominees will be elected if they receive more affirmative votes than any other person. If you vote “Withheld” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.
What happens if a nominee is unable to stand for election?
      If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee unless you have withheld authority.
How many votes are required to ratify the appointment of Compass’s independent auditors?
      The ratification of the appointment of Ernst & Young LLP as Compass’s independent auditors requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.
How many votes are required to approve the Compass Minerals International, Inc. 2005 Incentive Award Plan?
      The approval of the Compass Minerals International, Inc. 2005 Incentive Award Plan requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote, provided that the total vote cast on the proposal represents more than 50% of the shares entitled to vote on the proposal.
How will abstentions be treated?
      Abstentions will be treated as shares present for quorum purposes and entitled to vote, so they will have the same practical effect as votes against a proposal.
How will broker non-votes be treated?
      Broker non-votes will be treated as shares present for quorum purposes, but not entitled to vote, so they will not affect the outcome of any proposal except to the extent that they result in a failure to obtain total votes cast representing more than 50% of the shares entitled to vote on the approval of the Compass Minerals International, Inc. 2005 Incentive Award Plan.
Where can I find the voting results of the Annual Meeting?
      We plan to announce preliminary voting results at the Annual Meeting and to publish final results in our Quarterly Report to the SEC on Form 10-Q for the quarter that ends September 30, 2005.

PROPOSAL 1 — ELECTION OF DIRECTORS
Current Nominees
      The Board of Directors currently consists of eight directors divided into three classes (Class I, Class II and Class III). Directors in each class are elected to serve for three-year terms that expire in successive years. The terms of the Class II directors will expire at the upcoming annual meeting. The Board of Directors has nominated Vernon G. Baker, II, Bradley J. Bell and Richard S. Grant for election as Class II directors for three-year terms expiring at the annual meeting of stockholders to be held in 2008 and until their successors are elected and qualified. Each nominee currently serves as a Class II director. Mr. Baker was recommended to the Nominating/Corporate Governance Committee by Mr. Perry W. Premdas, a non-employee director of the Company. Mr. Grant was recommended to the Nominating/Corporate Governance Committee by Joshua J. Harris, then a non-employee director.
      Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee unless you have withheld authority.
      The affirmative vote of a plurality of the votes cast at the meeting is required to elect the three nominees as directors. This means that the three nominees will be elected if they receive more affirmative votes than any other person.
YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE THREE NOMINEES.
      The following table sets forth, with respect to each nominee, his name, age, principal occupation and employment during the past five years, the year in which he first became a director of Compass and directorships held in other public companies.
NOMINEES FOR ELECTION AS
CLASS II DIRECTORS FOR A THREE-YEAR
TERM EXPIRING AT THE 2008 ANNUAL MEETING

Director	Age	Principal Occupation, Business and Directorships

Mr. Vernon G. Baker, II	52	Vernon G. Baker, II has been a director since May 2005. Mr. Baker is Senior Vice President and General Counsel for ArvinMeritor, Inc., a global supplier of motor vehicle systems and components. He joined ArvinMeritor’s predecessor in interest, Meritor Automotive, Inc., in 1999 as Senior Vice President, General Counsel and Secretary.
Mr. Bradley J. Bell	52	Bradley J. Bell has been a director of the Company since December 2003 and was a director of Compass Minerals Group from November 2003 to February 2004. Mr. Bell has been Executive Vice President and Chief Financial Officer of Nalco Company since November 2003. From 1997 to 2003, Mr. Bell served as Senior Vice President and Chief Financial Officer of Rohm and Haas Company. Mr. Bell is also a director and Chairman of the audit committee of IDEX Corporation.
Mr. Richard S. Grant	59	Richard S. Grant has been a director of the Company since April 2004. From January 1998 through December 2002, Mr. Grant served as Chief Executive Officer of BOC Process Gas Solutions, a global business providing utilities and services primarily to the chemical, petrochemical and metals industries. Concurrently, Mr. Grant served as Chairman of CNC SA, a Mexican consortium joint venture, which operates the world’s largest nitrogen project for oilfield pressurization.

Continuing Directors
      The terms of Compass’s three Class III directors expire at the annual meeting of stockholders to be held in 2006. The terms of Compass’s two Class I directors expire at the annual meeting of stockholders to be held in 2007. The following tables set forth, with respect to each Class I and Class III director, his name, age, principal occupation and employment during the past five years, the year in which he first became a director of Compass and directorships held in other public companies.
CLASS III DIRECTORS CONTINUING IN OFFICE
WHOSE TERMS EXPIRE AT THE 2006 ANNUAL MEETING

Director	Age	Principal Occupation, Business and Directorships

Mr. David J. D’Antoni	60	David J. D’Antoni has been a director since November 2004. In September 2004, Mr. D’Antoni retired from Ashland, Inc., where he served as Senior Vice President and Group Operating Officer of APAC and Valvoline beginning in March 2000. During that period, he also served as President of APAC from July 2003 until January 2004. Mr. D’Antoni is a director of State Auto Financial Corporation and Omnova Solutions, Inc.
Mr. Perry W. Premdas	52	Perry W. Premdas has been a director since December 2004. Mr. Premdas was the Chief Financial Officer of Celanese AG and a member of its board of management from 1999 to 2004. From 1997 to 1998, Mr. Premdas served as a Senior Executive Vice President and Chief Financial Officer of Centeon LLC, a joint venture of Hoechst AG and Rhone Poulenc SA.
Mr. John R. Stevenson	62	John R. Stevenson has been a director of Compass since May 2005. Mr. Stevenson retired from McWhorter Technologies in 2000, where he served as President, Chief Executive Officer and Chairman from 1993 to 2000. Mr. Stevenson served as a director of Resolution Specialty Materials until June 2005.
CLASS I DIRECTORS CONTINUING IN OFFICE
WHOSE TERMS EXPIRE AT THE 2007 ANNUAL MEETING

Director	Age	Principal Occupation, Business and Directorships

Mr. Michael E. Ducey	56	Michael E. Ducey was appointed the President and Chief Executive Officer of the Company in December 2002 and has been a director of the Company since August 2002. Mr. Ducey joined Compass Minerals Group as the President and Chief Executive Officer on April 1, 2002 and was elected to the Compass Minerals Group Board at that time. Prior to joining Compass Minerals Group, Mr. Ducey worked approximately 30 years for Borden Chemical, a diversified chemical company, in various positions including President and Chief Executive Officer.
Mr. Heinn F. Tomfohrde, III	71	Heinn F. Tomfohrde, III, has been a director of the Company since December 2003 and was a director of Compass Minerals Group from February 2002 to February 2004. Mr. Tomfohrde served as a director of Resolution Performance Products LLC, a specialty chemicals company, until June 2005.

INFORMATION REGARDING BOARD OF DIRECTORS AND COMMITTEES
Director Independence
      As required by the rules of the New York Stock Exchange (the “NYSE”), the Board of Directors evaluates the independence of its members at least annually and at other appropriate times when a change in circumstances could potentially impact the independence of one or more directors (e.g., in connection with a change in employment status).
      Under NYSE rules, a director is independent if the Board determines that he or she currently has no direct or indirect material relationship with the Company, and for the last three years:

•	the director has not been an employee of the Company, and no member of the director’s immediate family has served as an executive officer of the Company;

•	neither the director nor any member of the director’s immediate family has received more than $100,000 per twelve-month period in direct compensation from the Company (excluding director or committee fees, pensions or deferred compensation for prior service);

•	the director has not been affiliated with or employed by, and no member of the director’s immediate family has been affiliated with or employed in a professional capacity by, the Company’s present or former internal or external auditors;

•	neither the director nor any member of the director’s immediate family has been employed as an executive officer by any company whose compensation committee includes an executive officer of the Company; and

•	the director has not been employed by, and no member of the director’s immediate family has been an executive officer of, any company that makes payments to or receives payments from the Company for property or services in amounts exceeding the greater of $1 million, or 2% of such company’s consolidated gross revenues for any fiscal year.
      In making this determination, the Board broadly considers all relevant facts and circumstances, including:

•	the nature of any relationships with the Company;

•	the significance of the relationship to the Company, the other organization and the individual director;

•	whether or not the relationship is solely a business relationship in the ordinary course of the Company’s and the other organization’s businesses and does not afford the director any special benefits; and

•	any commercial, banking, consulting, legal, accounting, charitable and familial relationships.
      After considering the standards for independence adopted by the NYSE and the various other factors described above, the Board of Directors has determined that, in its judgment, Vernon G. Baker, II, Bradley J. Bell, David J. D’Antoni, Richard S. Grant, Perry W. Premdas, John R. Stevenson and Heinn F. Tomfohrde, III are independent. In making these determinations, the Board has considered all relevant facts and circumstances. The Board has also determined that, in its judgment, except as described below, there are no other relationships, whether industrial, banking, consulting, legal, accounting, charitable or familial, which would impair the independence of any of the directors or nominees.
      None of the directors, other than Mr. Ducey, receive any compensation from the Company other than customary director and committee fees. Under NYSE rules, Mr. Ducey cannot be deemed independent due to his current position as a Company employee.
Compensation of Directors
      Beginning in 2004, the non-employee members of the Company’s Board of Directors each received a quarterly retainer of $6,000 plus payment for meeting and committee meeting attendance for a portion of the year and reimbursement for out-of-pocket expenses incurred in connection with their service. Directors also received a grant of 37,367 stock options upon joining the Board. Directors who are employees of the

Company do not receive compensation for service on the Board of Directors, but are reimbursed for their out-of-pocket expenses. On February 11, 2005, the Board of Directors approved an increase in the annual retainer for non-employee directors to $75,000 per year. In addition, the Board of Directors eliminated the payment of meeting attendance fees but retained the reimbursement of travel expenses. The Board of Directors approved additional annual retainer compensation for the chair of the Audit Committee in the amount of $10,000 per year. The Board of Directors approved additional annual retainer compensation for the chairs of the Compensation, Nominating/Corporate Governance and Environmental, Health and Safety Committees in the amount of $5,000 per year. In April 2004 the Board of Directors eliminated the initial stock option grant to new directors. Directors are expected to defer at least 50% of their compensation pursuant to the Directors’ Deferred Compensation Plan. Deferred amounts are converted into units equivalent to the value of CMI common stock and accumulated deferred fees are distributed in CMI common stock.
Meetings
      The Board of Directors held eight meetings in 2004 and acted by written consent seven times. All of the directors of the Company attended all of the meetings held by the Board of Directors during their tenure in 2004.
      Executive sessions of non-employee directors are held as part of each regularly scheduled meeting of the Board. Any non-employee director can request that an additional executive session be scheduled. Until February 2005, the chair of each executive session was selected by non-employee directors. In February 2005, the Board of Directors elected Richard S. Grant as Lead Director. The Lead Director is charged with chairing the executive sessions of non-employee directors. The Lead Director also acts as a liaison between the non-employee directors and the Company’s management and assists the Company’s Chief Executive Officer in establishing agendas for Board meetings and prioritizing Board activities and other matters pertinent to the Company and the Board.
Committees
      Committees of the Board of Directors include an Audit Committee, a Compensation Committee, a Nominating/Corporate Governance Committee and an Environmental, Health and Safety Committee. Committee memberships are as follows:

		Nominating/Corporate	Environmental, Health &
Audit Committee	Compensation Committee	Governance Committee	Safety Committee

Bradley J. Bell, Chair Richard S. Grant Perry W. Premdas	David J. D’Antoni, Chair Perry W. Premdas John R. Stevenson Heinn F. Tomfohrde, III	Heinn F. Tomfohrde, III Chair Vernon G. Baker, II Richard S. Grant John R. Stevenson	Heinn F. Tomfohrde, III Chair Vernon G. Baker, II David J. D’Antoni Michael E. Ducey

Audit Committee
      The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee held ten meetings in 2004. The Audit Committee is governed by the Audit Committee Charter, which is available on the Company’s website (www.compassminerals.com). The functions of the Audit Committee are described in the Audit Committee Charter, and they include:

•	overseeing the work of the Company’s internal accounting and auditing processes and discussing with management the Company’s processes to manage business and financial risk, and for compliance with significant applicable legal, ethical and regulatory requirements;

•	responsibility for the appointment, compensation, retention and oversight of the independent registered public accountants engaged to prepare or issue audit reports on the financial statements of the Company; and

•	responsibility for overseeing the independent registered public accountant’s qualifications and independence.
      The Audit Committee relies on the expertise and knowledge of management, the internal auditors and the independent registered public accountants in carrying out its oversight responsibilities.
      The Board of Directors has affirmatively determined that, in its judgment, each member of the Audit Committee meets the independence requirements for audit committee members as established by the NYSE. The Board of Directors has determined that Bradley J. Bell and Perry W. Premdas are each an “audit committee financial expert,” as defined by applicable rules of the Securities and Exchange Commission. A report of the Audit Committee is set forth on pages 12 through 13 of this proxy statement.

Compensation Committee
      The Compensation Committee held two meetings in 2004. In addition, the Compensation Committee acted by unanimous written consent four times in 2004. The Compensation Committee is charged with, among other things:

•	at least annually, reviewing the compensation philosophy of the Company;

•	at least annually, reviewing and approving corporate goals and objectives relating to the compensation of the Chief Executive Officer, evaluating the performance of the Chief Executive Officer in light of those goals and objectives, and determining and approving the compensation of the Chief Executive Officer based on such evaluation;

•	at least annually, reviewing and approving all compensation for all other executive officers and directors of the Company with a base salary greater than or equal to $150,000;

•	making recommendations to the Board of Directors with respect to non-CEO compensation, incentive-compensation plans, equity-based plans, retirement plans, and reviewing and approving all officers’ employment agreements and severance arrangements; and

•	preparing and reviewing an annual report on executive compensation for inclusion in the Company’s proxy materials in accordance with applicable rules and regulations.
      The Board of Directors has affirmatively determined that, in its judgment, each member of the Compensation Committee meets the definition of an independent director as established by the NYSE. The Compensation Committee has adopted a formal Charter that describes in more detail the Committee’s purpose, structure and responsibilities. A copy of the Charter is available on the Compass website (www.compassminerals.com). A report of the Compensation Committee is set forth on pages 20 through 21 of this proxy statement.

Nominating/Corporate Governance Committee
      The Nominating/Corporate Governance Committee is governed by the Nominating/Corporate Governance Committee Charter, which is available on the Company’s website (www.compassminerals.com). The Nominating/Corporate Governance Committee held six meetings in 2004. The functions of the Nominating/Corporate Governance Committee are described in the Nominating/Corporate Governance Committee Charter and include:

•	the identification of qualified candidates to become Board members;

•	the recommendation of nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected);

•	the recommendation of minimum qualifications for directors;

•	the selection of candidates to fill vacancies on the Board;

•	the recommendation of the amount and form of director compensation;

•	the development of policies and procedures for submissions by shareholders of director candidates and consideration of those candidates by the Board;

•	the development and recommendation to the Board of a set of corporate governance guidelines and principles applicable to the Company; and

•	the oversight and evaluation of the Board and management.
      The Board of Directors has affirmatively determined that, in its judgment, each member of the Nominating/Corporate Governance Committee meets the definition of an independent director as established by the NYSE.

Environmental, Health and Safety Committee
      Our Environmental, Health and Safety Committee was established to ensure compliance with environmental, health and safety initiatives and policies adopted by us, including: education of site personnel; integration of environmental, health and safety policies into all business decisions; design, operation and management of facilities to protect the environment; and the health and safety of all personnel.
CORPORATE GOVERNANCE GUIDELINES
Consideration of Director Nominees; Director Qualifications
      The Board of Directors has adopted the Compass Corporate Governance Guidelines, which are available on the Company’s website (www.compassminerals.com). Those Guidelines set forth, among other things, director qualification standards. While the selection of qualified directors is a complex, subjective process that requires consideration of many intangible factors, the Corporate Governance Guidelines provide that the Nominating/Corporate Governance Committee and the Board of Directors should take into account the following criteria, among others, in considering directors and candidates for the Board:

•	Directors and candidates should have fundamental qualities of intelligence, honesty, good judgment, high ethics and standards of integrity, fairness and responsibility; and

•	Directors and candidates should have the ability to make independent analytical inquiries, have a general understanding of marketing, finance and other elements relevant to the success of a publicly traded company in today’s business environment, have an understanding of the Company’s business on a technical level, and have an appropriate educational and professional background.

Procedures for Recommendations by Stockholders
      The Nominating/Corporate Governance Committee will consider director candidates submitted by stockholders of Compass. Any stockholder who has beneficially owned more than five percent of the Company’s common stock for at least one year wishing to submit a candidate for consideration should send the following information to the Secretary of the Company, Compass Minerals International, Inc., 9900 West 109th Street, Suite 600, Overland Park, Kansas 66210:

•	the name and address of the stockholder submitting the candidate as it appears on the Company’s books, the number and class of shares owned beneficially and of record by such stockholder and the length of period held and proof of ownership of such shares;

•	name, age and address of the candidate;

•	a detailed description of, among other things, the candidate’s educational and employment background, material outside commitments (e.g., current employment responsibilities, memberships on other boards and committees, charitable foundations, etc.) and a listing of the candidate’s qualifications to be a director (specifically in relation to the Corporate Governance Guidelines);

•	any information relating to such candidate that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to the Securities Exchange Act of 1934 and rules adopted thereunder;

•	a description of any arrangements or understandings between the recommending stockholder and such candidate; and

•	a signed statement from the candidate confirming his or her willingness to serve on the Board of Directors and to comply with the Company’s Code of Ethics, if elected.
      The Secretary of Compass will promptly forward such materials to the Nominating/Corporate Governance Committee Chair. The Secretary will also maintain copies of such materials for future reference by the Committee when filling Board positions.
      If a vacancy arises or the Board decides to expand its membership, the Nominating/Corporate Governance Committee will seek recommendations of potential candidates from a variety of sources, including incumbent directors, stockholders, the Company’s management and third-party search firms. At that time, the Nominating/Corporate Governance Committee will also consider potential candidates submitted by stockholders in accordance with the procedures described above. The Nominating/Corporate Governance Committee then evaluates each potential candidate’s educational background, employment history, outside commitments and other relevant factors to determine whether he or she is potentially qualified to serve on the Board. The Committee seeks to identify and recruit the best available candidates, and it intends to evaluate qualified stockholder candidates on the same basis as those submitted by other sources.
      After completing this process, the Nominating/Corporate Governance Committee will determine whether one or more candidates are sufficiently qualified to warrant further investigation. If the process yields one or more desirable candidates, the Committee will rank them by order of preference, depending on their respective qualifications and Compass’s needs. The Nominating/Corporate Governance Committee Chair, or another director designated by the Nominating/Corporate Governance Committee Chair, will then contact the desired candidate(s) to evaluate their potential interest and to set up interviews with the full Committee. All such interviews are held in person and include only the candidate and the Nominating/Corporate Governance Committee members. Based upon interview results, the candidate’s qualifications and appropriate background checks, the Nominating/Corporate Governance Committee then decides whether it will recommend the candidate’s nomination to the full Board.
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
      The Board of Directors has adopted the following procedures for stockholders to send communications to the Board or individual directors of the Company:
      Stockholders seeking to communicate with the Board of Directors should submit their written comments to the Secretary of the Company, Compass Minerals International, Inc., 9900 West 109th Street, Suite 600, Overland Park, Kansas 66210. The Secretary of the Company will forward all such communications (excluding routine advertisements and business solicitations and communications that the Secretary of the Company, in his or her sole discretion, deems to be a security risk or for harassment purposes) to each member of the Board of Directors, or if applicable, to the individual director(s) named in the correspondence.
      The Company reserves the right to screen materials sent to its directors for potential security risks and/or harassment purposes, and the Company also reserves the right to verify ownership status before forwarding stockholder communications to the Board of Directors.
      The Secretary of the Company will determine the appropriate timing for forwarding stockholder communications to the directors. The Secretary will consider each communication to determine whether it should be forwarded promptly or compiled and sent with other communications and other Board materials in advance of the next scheduled Board meeting.

      If a stockholder or other interested person seeks to communicate exclusively with the Company’s non-employee directors, such communication should be sent directly to the Company’s Secretary who will forward any such communication directly to the Chair of the Nominating/Corporate Governance Committee. The Company’s Secretary will first consult with and receive the approval of the Chair of the Nominating/Corporate Governance Committee before disclosing or otherwise discussing the communication with members of management or directors who are members of management.
      Although the Company does not have a formal policy regarding the attendance by members of the Board of Directors at Annual Meetings of Stockholders, it encourages the members of the Board of Directors to attend. In 2004, five of the ten directors then serving on the Board attended the Annual Meeting of Stockholders.
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
      The Audit Committee operates pursuant to a written charter, which has been approved and adopted by the Board of Directors and is reviewed and reassessed annually by the Audit Committee. The Committee Charter is available within the corporate governance section of the Company’s website at www.compassminerals.com. For the year that ended December 31, 2004 and as of the date of the adoption of this report, the Audit Committee consisted of three directors who met the independence and experience requirements of the New York Stock Exchange. The Board of Directors has determined that Mr. Bell and Mr. Premdas are each an “audit committee financial expert” as defined by the applicable rules of the Securities and Exchange Commission.
      The Audit Committee reviews Compass’s financial reporting process on behalf of the Board of Directors and oversees the entire audit function, including the selection of independent registered public accountants. Management of the Company has the primary responsibility for the Company’s financial reporting process, principles and internal controls, as well as preparation of its financial statements. The Company’s independent registered public accountants are responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States.
      In fulfilling its responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements for the year that ended December 31, 2004, including a discussion of the acceptability and quality of the accounting principles, the reasonableness of significant accounting judgments and critical accounting policies and estimates, the clarity of disclosures in the financial statements and management’s assessment and report on internal control over financial reporting. The Audit Committee also discussed with the Chief Executive Officer and Chief Financial Officer their respective certifications with respect to Compass’s Annual Report on Form 10-K for the year that ended December 31, 2004, and discussed with management its assessment of internal controls over financial reporting.
      The Audit Committee reviewed with the independent registered public accountants, who are responsible for expressing opinions on (i) the conformity of those audited financial statements with generally accepted accounting principles, (ii) management’s assessment of internal controls over financial reporting, and (iii) the effectiveness of internal controls over financial reporting, their judgments as to the acceptability and quality of Compass’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and under the standards established by the Public Company Accounting Oversight Board (United States), including those matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed those disclosures and other matters relating to independence with the independent registered public accountants.
      The Audit Committee discussed with Compass’s internal auditors and independent registered public accountants the overall scope and plans for their respective audits. The Audit Committee met with the internal auditor and independent registered public accountants, with and without management present, to discuss the results of their examinations of Compass’s internal controls, including controls over the financial reporting process, and the overall quality of Compass’s financial reporting.
      Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accountants. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accountants, nor can the Audit Committee certify that the independent registered public accountants are indeed “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.
      In reliance on the reviews and discussions with management and with the independent registered public accountants referred to above, and the receipt of an unqualified opinion from PricewaterhouseCoopers LLP dated March 16, 2005 regarding the audited financial statements of Compass for the year that ended December 31, 2004, as well as the opinions of PricewaterhouseCoopers LLP on management’s assessment of internal controls over financial reporting and on the effectiveness of internal controls over financial reporting, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Bradley J. Bell, Chair
Richard S. Grant
Perry W. Premdas
      The foregoing Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Compass specifically incorporates this information by reference, and shall not otherwise be deemed to be filed with the Securities and Exchange Commission under such Acts.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
Appointment of Auditors
      PricewaterhouseCoopers LLP (“PwC”) audited the Company’s annual financial statements for the fiscal year that ended December 31, 2004. The Audit Committee dismissed PwC and appointed Ernst & Young LLP (“E&Y”) to be the Company’s independent registered public accountants for the fiscal year ending December 31, 2005. The stockholders are asked to ratify this appointment at the Annual Meeting. The Company has invited representatives of PwC and E&Y to be present at the Annual Meeting and expects that they will attend. If present, these representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from the stockholders at the Annual Meeting.
Change in Accountants
      On May 12, 2005, the Company dismissed PwC as its independent registered public accounting firm. The decision to dismiss PwC was approved by the Company’s Audit Committee of the Board of Directors.
      The reports of PwC on the Company’s financial statements for the years that ended December 31, 2003 and December 31, 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
      During the years that ended December 31, 2003 and 2004, and through May 12, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their reports on the financial statements for such years.
      During the years ended December 31, 2003 and 2004, and through May 12, 2005, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v) and referred to herein as “Reportable Events”), except as follows. In accordance with Section 404 of the Sarbanes-Oxley Act, the Company completed its assessment of the effectiveness of its internal control over financial reporting and concluded that the Company’s internal control over financial reporting was not effective as of December 31, 2004 due to material weaknesses in its internal control over the valuation and completeness of its income taxes payable, deferred income tax assets and liabilities (including the associated valuation allowance) and the income tax provision because it did not have accounting personnel with sufficient knowledge of generally accepted accounting principles related to income tax accounting and reporting. PwC issued an adverse opinion on the effectiveness of internal control over financial reporting as of December 31, 2004. More details on the material weaknesses in internal control over financial reporting and management’s plans to remediate these weaknesses are discussed in Item 9A of the Company’s 2004 Form 10-K.
      In connection with the 2003 Form 10-K/A as filed on November 12, 2004, the Company noted material weaknesses in its internal control over financial reporting due to weaknesses in its internal control over the valuation and completeness of its income taxes payable, deferred income tax assets and liabilities (including the associated valuation allowance) and the income tax provision because it did not have accounting personnel with sufficient knowledge of generally accepted accounting principles related to income tax accounting and reporting. These items are further discussed in Item 9A of the Company’s 2003 Form 10-K/A and 2004 Form 10-K, referenced above.
      The Company requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated May 18, 2005, was filed as Exhibit 16.1 to the Form 8-K filed on May 18, 2005.
      The Company engaged E&Y as its new independent registered public accounting firm on May 12, 2005. The retention of E&Y was approved by the Audit Committee of the Board of Directors. During the years that ended December 31, 2003 and 2004, and through May 12, 2005, the Company did not consult with E&Y regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any

Reportable Event, except that in connection with the 2003 Form 10-K/A described above as it related to the three-year period ended December 31, 2001 for which E&Y had previously provided audit opinions, the Company consulted with E&Y on the income tax matters that resulted in the restatement, as discussed in the aforementioned 2003 Form 10-K/A.
Auditor Fees
      A summary of the services provided by PricewaterhouseCoopers LLP for the years ended December 31, 2004 and 2003 are as follows (in millions):

	2004	2003

Audit fees(a)	$1.6	$0.8
Audit related fees(b)	—	0.1
Tax fees(c)	0.5	1.0
All other fees	—	—

	$2.1	$1.9

(a)	Relates to services for the annual financial statement audits included in our Form 10-K for Compass Minerals International and CMG, quarterly reviews for the financial statements included in our Form 10-Q’s, other financial statement audits that were required by SEC rules, reviews of registration statements and other SEC filings, and procedures performed for comfort letters issued to underwriters in connection with capital market transactions. Also included fees for services rendered in relation to the restatement of the Company’s financial statements in 2004.

(b)	Relates to due diligence services for mergers and acquisitions, audits of pension and retirement plans and consultation services concerning financial accounting and reporting standards.

(c)	Relates to services for reviews of certain tax filings, as well as research and advice on tax planning matters.
      The Audit Committee’s policy is to pre-approve all audit and permissible audit-related services provided by the independent registered public accountants. The Audit Committee will consider annually for pre-approval a list of specific services and categories of services, including audit and audit-related services, for the upcoming or current fiscal year. All non-audit services are approved by the Audit Committee in advance in accordance with our policy on a case-by-case basis. Any service that is not included in the approved list of services or that does not fit within the definition of a pre-approved service is required to be presented separately to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, by other means of communication.
      Under Company policy and/or applicable rules and regulations, the independent registered public accountants are prohibited from providing the following types of services to the Company: (1) bookkeeping or other services related to the Company’s accounting records or financial statements; (2) financial information systems design and implementation; (3) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (4) actuarial services; (5) internal audit outsourcing services; (6) management functions; (7) human resources; (8) broker-dealer, investment advisor or investment banking services; (9) legal services and (10) expert services unrelated to the audit.

Vote Required For Ratification
      The Audit Committee was responsible for selecting Compass’s independent registered public accountants for fiscal year 2005. Accordingly, stockholder approval is not required to appoint Ernst & Young LLP as Compass’s independent registered public accountants for fiscal year 2005. The Board of Directors believes, however, that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is a matter of good corporate governance. The Audit Committee is solely responsible for selecting Compass’s independent registered public accountants. If the stockholders do not ratify the appointment, the Audit Committee will review its future selection of independent registered public accountants.
      The ratification of the appointment of Ernst & Young LLP as Compass’s independent registered public accountants requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.
YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE RATIFICATION OF ERNST & YOUNG LLP AS
INDEPENDENT AUDITORS FOR 2005.

STOCK OWNERSHIP
      The following table sets forth the amount of Compass’s common stock beneficially owned by each director, each executive officer named in the Executive Compensation Table on page 22 and all directors and executive officers as a group and each beneficial owner of more than 5% of the Company’s outstanding common stock, as of June 15, 2005. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power.

	Number of Shares
	Beneficially Owned(1)

Name and Address of Beneficial Owner	Number	%

Neuberger Berman, Inc.(2)	3,805,400	12.09
Chilton Investments Company, Inc.(3)	3,688,672	11.72
American Express Financial Corporation(4)	1,726,920	5.49
Citigroup Global Markets Holdings Inc.(5)	1,718,711	5.46
Vernon G. Baker, II(7)	0	*
Bradley J. Bell(7)	37,784	*
Ronald Bryan(6)	10,342	*
Keith Clark(6)	197,983	*
David J. D’Antoni(7)	2,786	*
Michael E. Ducey(6)	517,386	1.64
John S. Fallis(7)	101,024	*
David J. Goadby(6)	123,030	*
Richard S. Grant(6)	37,735	*
Perry W. Premdas(7)	1,237	*
John R. Stevenson(7)	2,000	*
Heinn F. Tomfohrde III(7)	78,001	*
Rodney L. Underdown(6)	101,301	*
Steven Wolf(6)	267,446	*
All directors and executive officers as a group	1,478,055	4.70

*	Represents less than 1% of the number of shares owned that could be attributed to any of these individuals.

(1)	For purposes of this table, information as to the percentage of shares beneficially owned is calculated based on 31,469,804 shares of common stock outstanding. The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Except as otherwise indicated in these footnotes, each of the beneficial owners has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.

(2)	Based on a Schedule 13G Information Statement filed by Neuberger Berman, Inc. on July 30, 2004. Such Schedule 13G discloses that Neuberger Berman, Inc. has sole voting power over 88,000 shares of common stock and shared voting power over 2,912,800 shares of common stock and shared dispositive power over all the shares of our common stock beneficially owned.

(3)	Based on a Schedule 13G Information Statement filed by Chilton Investment Company, Inc. on February 14, 2005. Such Schedule 13G discloses that Chilton Investment Company, Inc. has sole voting and dispositive power over all the shares of our common stock beneficially owned.

(4)	Based on a Schedule 13G Information Statement filed by American Express Financial Corporation on February 11, 2005. Such Schedule 13G discloses that American Express Financial Corporation has shared voting power over 86,520 of the shares of common stock and shared dispositive power over all the shares of our common stock beneficially owned.

(5)	Based on a Schedule 13G Information Statement filed by Citigroup Global Markets Holdings, Inc. on February 11, 2005. Such Schedule 13G discloses that Citigroup Global Markets Holdings, Inc. has shared voting and dispositive power over all the shares of our common stock beneficially owned.

(6)	Includes options that are currently exercisable or will become exercisable in the next 60 days. Does not include options to purchase 67,597; 12,277; 17,563; 2,157; 26,676; and 27,621 shares of our common stock that we have granted to Messrs. Ducey, Underdown, Goadby, Bryan, Clark, and Wolf respectively. These options are subject to time vesting conditions and are not currently exercisable (and will not become exercisable within the next 60 days). The address of each of Messrs. M. Ducey, R. Underdown, D. Goadby, R. Grant, R. Bryan, K. Clark and S. Wolf is c/o Compass Minerals International, Inc., 9900 W. 109th St., Ste. 600, Overland Park, Kansas 66210.

(7)	The address of each of Messrs. P. Premdas, H. Tomfohrde, B. Bell, J. Stevenson, D. D’Antoni, V. Baker, and J. Fallis is c/o Compass Minerals International, Inc., 9900 W. 109th St., Ste. 600, Overland Park, Kansas 66210.

Stock Performance Graph
      Securities and Exchange Commission rules require this proxy statement to contain a graph comparing over a five-year period (or such shorter period as may apply) the performance of the Company’s common stock against a broad equity market index and against an index of the Company’s peers. The Company has determined that its peers are companies with market capitalization ranging from $500 million to $1 billion.
      The following graph compares the cumulative total return on the Company’s common stock from December 12, 2003 (the date on which the Company’s common stock commenced trading on the NYSE) through the end of 2004 with the Russell 2000 index and the index of the Company’s market capitalization peers for the same period. The graph shows the value of $100 invested in the Company’s common stock and in each of the foregoing indices on December 12, 2003 and assumes the reinvestment of all dividends. The Company paid dividends on its common stock on March 15, 2004, June 15, 2004, September 15, 2004, and December 15, 2004. The graph depicts the change in the value of the Company’s common stock relative to the indices as of the end of each year. Historical stock performance is not necessarily indicative of future stock performance.
COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG COMPASS MINERALS INTERNATIONAL, INC.
RUSSELL 2000 INDEX AND PEER GROUP INDEX

	December 12,	December 31,	December 31,
	2003	2003	2004

Compass Minerals International, Inc.	100.00	103.85	184.73
Peer Group Index	100.00	102.16	116.05
Russell 2000 Index	100.00	101.90	119.73

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
      The Compensation Committee operates pursuant to a written charter, available on the Company’s website (www.compassminerals.com), and is composed entirely of independent directors under applicable SEC, NYSE and other applicable rules, regulations and standards as determined by the Board of Directors.
      One of the principal responsibilities of the Committee is to discharge the Board’s responsibilities relating to compensation of the Company’s executives, including by designing (in consultation with management or the Board), recommending to the Board for approval, and evaluating the compensation plans, policies and programs of the Company. The Committee has authority to retain compensation consultants and other independent advisors to assist it in discharging its responsibilities.
      Section 162(m) of the Internal Revenue Code denies a tax deduction to any publicly held corporation for compensation in excess of $1 million paid in a year to any individual who, on the last day of that year, is the chief executive officer or among the other four highest-compensated executive officers unless such compensation qualifies as performance-based under Section 162(m). It is the Company’s intention to design its short-term incentive compensation plans and the stock option component of long-term incentive awards for the named executive officers in a manner so that such incentive compensation would be deductible under Section 162(m), although individual exceptions may occur. The Committee believes that the interests of the stockholders are best served by not restricting the Committee’s discretion in developing compensation programs, even though such programs may result in certain non-deductible compensation expenses.
      The Company’s compensation programs are designed to encourage high performance, promote accountability and assure that employee interests are aligned with the interests of the Company’s stockholders.
      Cash — Direct Compensation. Direct compensation is the base salary earned during the year by an employee and the Company believes that it is a significant factor in attracting, motivating and retaining skilled executive officers. Executive salaries are reviewed annually and adjusted, as appropriate, to reflect changes in the market conditions and individual performance and responsibility. In addition, cash compensation includes employer contributions to our tax-qualified and non-tax-qualified defined contribution plans.
      Cash — Annual Incentive Compensation. Annual incentive compensation is cash compensation earned during the year, which is designed to provide incentives to employees who achieve superior performance. Individual annual incentive awards are tied to an individual’s performance compared to specified objectives for the year. Certain executives have the opportunity to earn an annual incentive of up to 200% of base salary based upon individually established performance goals.
      Stock-based Incentives. Stock options provide an incentive for long-term superior performance. Each stock option permits the executive to purchase one share of stock from the company at the market price of the stock on the date of grant. On November 28, 2001, the Company adopted a stock option plan pursuant to which options are available for grant to employees of, consultants to or directors of the Company. The right to grant options under the plan expires November 2011. Options are granted in amounts and at such times and to such eligible persons as determined by the Board of Directors or this Committee.
      There were no stock options granted in 2004 to any of the named executive officers of the Company.
      Chief Executive Officer Compensation. Michael E. Ducey is the Chief Executive Officer of the Company. The principal terms of his employment arrangement are described under “Employment Agreements” elsewhere in this proxy statement. Mr. Ducey is paid a base salary and is eligible for incentive bonuses based on the Company meeting or exceeding certain financial objectives. The Committee reviews Mr. Ducey’s compensation every year. Mr. Ducey’s base salary was last increased to $400,000 in April 2004 and, at that level, remains in the bottom 25% of similarly sized companies based on the latest available data.

      The Committee awarded Mr. Ducey an annual incentive award of $818,553 for 2004 under the Compass Minerals Group Incentive Compensation Program. This award resulted from the Committee’s assessment of Mr. Ducey’s performance against specific goals and objectives that were established for him at the beginning of the year. Mr. Ducey’s annual incentive award was within the top 25% of similarly sized companies based on the latest available data. The Committee also awarded Mr. Ducey other compensation in the amount of $138,459, which includes employer contributions to our tax-qualified and non-tax-qualified defined contribution plans.
      As a result of these compensation actions, Mr. Ducey’s total compensation ranks below the top 25%, but within the top 50% of compensation for similarly sized companies based on the latest available data.

David J. D’Antoni, Chair
Perry W. Premdas
Heinn F. Tomfohrde, III

EXECUTIVE COMPENSATION TABLE
      The following table sets forth the compensation for the year ended December 31, 2004 paid or awarded to the Chief Executive Officer and the four other most highly compensated executive officers serving as executive officers of CMI or of our wholly owned subsidiary, CMG, or “the named executive officers.”

			Long Term Compensation

	Annual Compensation		Awards	Pay outs

			Securities	Long Term
			Underlying	Incentive	All Other
		Bonus	Options/	Pay outs	Compensation
Name and Principal Position	Salary ($)	($)(1)	SARs (#)(2)	($)(5)	($)(3)

Michael E. Ducey
President and Chief Executive Officer of CMI and CMG 2004	364,427	818,553	—	—	138,459
2003	356,563	413,368	—	—	167,514
April (date of hire) to December 2002	262,500	251,328	540,774	—	130,761
Steven Wolf
Senior Vice President, Strategy and Development of CMI; Senior Vice President, Strategy of CMG 2004	289,722	291,420	—	—	90,992
2003	282,042	236,283	—	852,920	113,985
2002	258,803	143,465	—	63,408	412,430
Keith E. Clark
Vice President and General Manager, General Trade of CMI and CMG 2004	218,151	162,195	—	—	49,301
2003	207,763	111,054	—	824,733	88,995
2002	199,190	93,234	—	8,150	325,054
David J. Goadby(4)
Vice President of CMI and CMG and Managing Director of Salt Union Ltd. 2004	218,738	146,943	—	—	71,249
2003	192,492	69,859	—	—	46,199
2002	168,774	47,095	—	—	219,886
Rodney L. Underdown
Chief Financial Officer of CMI and Vice President of CMI and CMG 2004	188,921	116,838	—	—	36,383
2003	165,129	76,751	—	380,004	48,144
2002	150,000	48,960	—	—	211,294

(1)	Bonuses were paid pursuant to the Compass Minerals Group Incentive Compensation Program. Under this program, bonus amounts were calculated on an annual basis according to business and individual performance.

(2)	Represents the number of shares of our common stock underlying options (as adjusted to reflect changes in our capital structure following the date of grant).

(3)	Consists of sale and retention bonuses related to the change in ownership subsequent to the Company’s recapitalization in November 2001 (“Recapitalization”), certain moving expenses incurred by Mr. Ducey considered by the U.S. Internal Revenue Service to be compensation and other employer contributions to our tax-qualified and non-tax-qualified defined contribution and defined benefit retirement plans.

(4)	Mr. Goadby’s compensation is paid in British pounds sterling, which has been converted to U.S. dollars at a rate of £0.5231, £0.5814 and £0.6427 per $1.00 for the years ended December 31, 2004, 2003 and 2002, respectively.

(5)	In September of 2003, the deferred compensation plan was terminated resulting in distribution of all of its holdings to its participants. See “Deferred Compensation Plan” below.
Option Grants in 2004
      There were no grants of options to acquire shares of our common stock made to the named executive officers in 2004.
Aggregate Option Exercises in 2004 and Fiscal Year-End Option Values
      The following table sets forth the aggregate number of shares of common stock underlying stock options exercised in 2004 and the number of shares of common stock underlying stock options held by each named executive officer as of December 31, 2004.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options/SARs
			Options/SARs at		at December 31, 2004
			December 31, 2004		($)(1)
	Number of Shares	Value
Name	Acquired on Exercise	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Michael E. Ducey	93,000	1,634,475	312,576	67,597	7,573,716	1,637,875
Steven Wolf	12,500	187,625	153,222	27,621	3,712,569	669,257
Keith E. Clark	33,500	613,712	126,555	26,676	3,066,428	646,359
David J. Goadby	20,000	302,600	85,364	17,563	2,068,370	425,551
Rodney L. Underdown	11,285	245,167	62,372	12,277	1,511,274	297,472

(1)	Calculated by multiplying the difference between the fair market value of the shares of common stock underlying the options as of December 31, 2004 ($24.23 per share) and the exercise price of the options by the number of shares of common stock underlying the options.
2001 Option Plan
      Our employees, consultants and directors (and employees, consultants and directors of our subsidiaries) are eligible to receive options under our 2001 Stock Option Plan. The option plan is administered by a committee of two or more members of our Board of Directors, each of whom is both a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”). Notwithstanding the foregoing, our full Board of Directors administers the option plan with respect to options granted to members of our Board of Directors who are not also our employees.
      Options granted under the option plan may be nonqualified stock options or incentive stock options. The maximum number of shares of common stock that are issuable under the option plan is 2,783,283 (as adjusted to reflect changes in our capital structure and as may be further adjusted for future changes in our capital structure and other corporate transactions, such as stock dividends, stock splits, mergers and reorganizations). Furthermore, following the first meeting of our stockholders to occur after the close of the third calendar year following the calendar year in which our common stock is first registered under the Exchange Act (or such earlier date as required by Section 162(m) of the Code or the regulations issued thereunder), the maximum number of shares of common stock that may be subject to options granted to any individual in any calendar year may not exceed 1,000,000.
      Following the consummation of the Recapitalization of the Company, we granted nonqualified options to purchase common stock to certain management employees, including the named executive officers. The per share exercise price of each option granted immediately following the Recapitalization was $1.40 (as adjusted to reflect changes in our capital structure following the date of grant), which was equal to the

Recapitalization consideration per share of common stock (as adjusted to reflect changes in our capital structure following the date of grant). During the period following the Recapitalization and prior to our initial public offering, we granted options under the option plan to designated newly hired and other employees. The exercise price per share of these options is equal to an estimate of the fair market value per share of our common stock as of the date of the grant. We have also granted options under the option plan subsequent to our initial public offering. The exercise price per share of these options is equal to the closing market price on the day of grant.
      Options granted to directors become vested immediately. Options granted to officers and employees shall generally become vested and exercisable as follows: generally, for options granted in connection with the Recapitalization or prior to our initial public offering, one-half of the options are time-vesting options that will become vested and exercisable in equal annual installments on each of the first four anniversaries of the date of grant, so long as the optionee continues to provide services to us or one of our subsidiaries as of such anniversary, and one-half of the options are performance-vesting options that became vested and exercisable at the time of the initial public offering of our common stock (December 12, 2003). For options granted following our initial public offering, the vesting terms have ranged from zero to three years.
      The term of the options is eight years and thirty days from the date of grant. However, all unvested options will automatically expire upon the date of an optionee’s termination of employment (or termination of directorship or consultancy, as applicable). In addition, all vested options will generally expire one year following the termination of an optionee’s services by us, subject to certain exceptions. We filed a registration statement on Form S-8 under the Securities Act of 1933 to register the issuance of those shares issuable or reserved for issuance under our 2001 Stock Option Plan.
      The option plan may be modified or amended in any respect by the committee administering the option plan with the prior approval of our Board of Directors, except that the consent of each optionee is required with respect to any amendment that impairs such optionee’s rights. In addition, to the extent required by any applicable law, regulation or stock exchange rule, no amendment will be effective without the consent of our stockholders.
Equity Compensation Plan Information
      The following table sets forth information at December 31, 2004 concerning our common stock authorized for issuance under our equity compensation plan:

			(c)
			Number of securities
			remaining available for
	(a)	(b)	future issuance under
	Number of securities to	Weighted-average	equity compensation
	be issued upon exercise	exercise price of	plans (excluding
	of outstanding options,	outstanding options,	securities reflected in
Plan category	warrants and rights	warrants and rights	column(a))

Equity compensation plans approved by security holders	1,651,815	$3.54	130,688
Equity compensation plans not approved by security holders(1)	—	—	60,000
Total	1,651,815	$3.54	190,688

(1)	Under the Compass Minerals International, Inc. Directors’ Deferred Compensation Plan, adopted effective October 1, 2004, non-employee directors may defer all or a portion of the fees payable for their service, which deferred fees are converted into units equivalent to the value of the Company’s common stock. Accumulated deferred fees are distributed in the form of Company common stock.
Deferred Compensation Plan
      In connection with the consummation of the Recapitalization, we adopted the Salt Holdings Corporation Senior Executives’ Deferred Compensation Plan. The deferred compensation plan was not a tax-qualified retirement plan. The deferred compensation plan was intended to allow certain highly compensated employees to elect in advance to defer certain retention bonuses or other compensation and to allow such employees to transfer liabilities from certain predecessor deferred compensation plans to our deferred compensation plan. Any amounts deferred into the deferred compensation plan represented a conditional right to receive our capital stock as described below. Amounts deferred under the deferred compensation plan were represented by bookkeeping accounts established and maintained by the administrator on behalf of the participants. Each such account was deemed to be invested in shares of our capital stock. In connection with the establishment of the deferred compensation plan, we established a “rabbi trust,” which was funded with shares of our capital stock.
      On September 29, 2003, the deferred compensation plan was terminated and our capital stock held in the deferred compensation plan was subsequently distributed to the participants.
Employment Agreements
      Michael E. Ducey. CMG entered into an employment agreement, dated March 12, 2002, with Mr. Ducey pursuant to which he agreed to serve as its Chief Executive Officer and be nominated for a seat on its board of directors. Under the agreement, Mr. Ducey is paid a base salary and is eligible for incentive bonuses based upon CMG meeting or exceeding financial objectives. Under the terms of the agreement, Mr. Ducey is subject to non-compete, non-solicitation and confidentiality requirements. In the event that Mr. Ducey’s employment is terminated without cause, he will receive his base pay until the earlier of 12 months, the day he accepts other employment or the day he violates the non-compete agreement.
      David J. Goadby. Salt Union Limited entered into a service agreement, dated September 1, 1997, with Mr. Goadby pursuant to which he was appointed as Managing Director of Salt Union until his employment is terminated by either Salt Union, giving Mr. Goadby not less than 12 months prior written notice, or Mr. Goadby, giving Salt Union not less than three months prior written notice. The agreement provides that Mr. Goadby be paid a base salary, as well as bonuses or additional remuneration, if any, as the board of directors of Salt Union may determine. For a period of six months following his termination, Mr. Goadby will be subject to non-compete, non-solicitation and non-dealing covenants with regard to customers and non-solicitation of suppliers and managerial, supervisory, technical, sales, financial and administrative employees. In the event of a change of control of Salt Union, Mr. Goadby will be entitled to terminate the agreement immediately and Salt Union will be obligated to pay him an amount equal to his annual base salary and the value of his company car and medical insurance calculated over a 12 month period.
      Steven Wolf. The Company entered into an employment agreement, dated January 12, 2005, with Mr. Wolf pursuant to which he agreed to serve as Senior Vice President, Strategy and Development effective January 1, 2005. The employment agreement provides for Mr. Wolf’s employment through December 31, 2005, unless the term is shortened or extended by mutual agreement. Under the employment agreement, Mr. Wolf will be paid a base salary and is eligible for incentive bonuses based upon the Company meeting or exceeding financial objectives. Mr. Wolf is subject to the certain terms of a non-competition, non-solicitation and confidentiality agreement executed as part of the employment agreement at any time he is employed by the Company and for 24 months thereafter. In the event that Mr. Wolf’s employment is terminated without cause or he resigns for good reason (as each term is referenced in the employment agreement) or if the employment agreement is not extended by mutual agreement, he will receive his base pay until the earlier of the second anniversary of his termination date or the day he violates the employment agreement or the non-competition, non-solicitation and confidentiality agreement.
      Other Named Executive Officers. We have not entered into employment agreements with any of our executive officers, except for the agreements entered into by our subsidiaries with Messrs. Ducey, Goadby and Wolf. Accordingly, each of our other executive officers is currently an “at will” employee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      The Compensation Committee consists of David J. D’Antoni (chair), Perry W. Premdas, Heinn F. Tomfohrde, III, and John R. Stevenson. None of these individuals is or has ever been an officer or employee of Compass. During 2004, no executive officer of Compass served as a director of any corporation for which any of these individuals served as an executive officer, and there were no other Compensation Committee interlocks with the companies with which these individuals or Compass’s other directors are affiliated.
PROPOSAL 3 — APPROVAL OF THE COMPANY’S 2005 INCENTIVE AWARD PLAN
General
      The Board of Directors has adopted, subject to stockholder approval, the Compass Minerals International, Inc. 2005 Incentive Award Plan (the “2005 Plan”) for non-employee members of the Board, employees and consultants of the Company and its subsidiaries. The 2005 Plan will become effective when the 2005 Plan is approved by the stockholders of the Company at the Annual Meeting. Approval of the 2005 Plan requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote, provided that the total vote cast on the proposal represents over 50% of the shares entitled to vote on the proposal.
      The Board believes that the 2005 Plan will promote the success and enhance the value of the Company by continuing to link the personal interest of participants to those of Company stockholders and by providing participants with an incentive for outstanding performance.
      The 2005 Plan provides the Board and/or Compensation Committee of the Board with the discretion to provide for the award of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, performance bonuses, dividend equivalents, stock payments, deferred stock, restricted stock units and/or performance-based awards to eligible individuals. A summary of the principal provisions of the 2005 Plan is set forth below. The summary is qualified by reference to the full text of the 2005 Plan, which is attached as Annex A to this Proxy Statement.
Administration
      The 2005 Plan will generally be administered by the Compensation Committee. The Compensation Committee may delegate to a committee of one or more members of the Board the authority to grant or amend awards to participants other than senior executives of the Company who are subject to Section 16 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or employees who are “covered employees” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”). The Compensation Committee will include at least two directors, each of whom qualifies as a “non-employee director” pursuant to Rule 16b-3 of the Exchange Act, an “outside director” pursuant to Section 162(m) of the Code and an “independent director” under the rules of the NYSE. The Compensation Committee will have the exclusive authority to administer the 2005 Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction. Notwithstanding the foregoing, the full Board will administer the 2005 Plan with respect to awards made to non-employee directors. In its sole discretion, the Board may at any time and from time to time exercise any and all rights of the Compensation Committee under the 2005 Plan except with respect to matters under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, that are required to be determined in the discretion of the Compensation Committee.
Eligibility
      Persons eligible to participate in the 2005 Plan include the non-employee members of the Board (currently seven people), all employees (currently approximately one thousand five hundred fifty people) and any and all consultants (currently zero people), as determined by the Compensation Committee.

Limitation on Awards and Shares Available
      An aggregate of 3,240,000 shares of common stock may be issued pursuant to awards granted under the 2005 Plan; provided, however, that no more than 2,000,000 shares of common stock may be delivered upon the exercise of incentive stock options. The shares of common stock covered by the 2005 Plan may be treasury shares, authorized but unissued shares or shares purchased in the open market. To the extent that an award terminates, expires or lapses for any reason, any shares subject to the award may be used again for new grants under the 2005 Plan. In addition, shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation may be used for grants under the 2005 Plan. To the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any of its subsidiaries will not be counted against the shares available for issuance under the 2005 Plan. No additional awards will be made under the Compass Minerals International, Inc. 2001 Stock Option Plan after the approval of the 2005 Plan by the Company’s stockholders.
      The maximum number of shares of common stock that may be subject to one or more awards to a participant pursuant to the 2005 Plan during any calendar year is 500,000. As of June 15, 2005, the record date, the closing price of the common stock on the NYSE was $23.89 per share.
Awards
      The 2005 Plan provides the Board and/or Compensation Committee with the discretion to provide for the award of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, performance bonuses, dividend equivalents, stock payments, deferred stock, restricted stock units and/or performance-based awards. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the 2005 Plan. See the Summary Compensation Table and Option Grants in 2004 above for information on prior awards to named executive officers.
      Stock options, including incentive stock options, as defined under Section 422 of the Code, and nonqualified stock options may be granted pursuant to the 2005 Plan. The option exercise price of all stock options granted pursuant to the 2005 Plan will not be less than 100% of the fair market value per share of common stock on the date of grant. Stock options may be exercised as determined by the Compensation Committee, but in no event after the seventh anniversary of the date of grant. Optionees may also receive dividend equivalent rights with respect to stock options granted under the 2005 Plan. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides.
      Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent, or, with the consent of the Board and/or Compensation Committee, (i) by tendering previously acquired shares of common stock with a fair market value at the time of exercise equal to the exercise price (provided such shares have been held for such period of time as may be required by the Compensation Committee in order to avoid adverse accounting consequences and have a fair market value on the date of delivery equal to the aggregate exercise price of the option or exercised portion thereof), (ii) through the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale or (iii) except with respect to incentive stock options, by tendering shares of common stock issuable to the option holder upon exercise of the stock option, with a fair market value on the date of the option exercise equal to the aggregate option exercise price of the shares with respect to which such option or portion thereof is thereby exercised. However, no participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to pay the exercise price of an option with a loan from the Company or a loan arranged by the Company.

      Restricted stock may be granted pursuant to the 2005 Plan. A restricted stock award is the grant of shares of common stock that is nontransferable and subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to those shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Compensation Committee.
      A stock appreciation right (a “SAR”) is the right to receive payment (either in the form of cash or shares of common stock, as determined by the Compensation Committee) of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the fair market value of a share of common stock on the date of grant of the SAR. The other types of awards that may be granted under the 2005 Plan include performance shares, performance stock units, performance bonuses, dividend equivalents, deferred stock and restricted stock units.
      For any award granted under the 2005 Plan other than a stock option or other award in which the participant pays the intrinsic value of the award, such “full value award” shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of performance goals or other performance-based objectives, over a period of not less than one year) following the date the award is made and the Compensation Committee may not accelerate the vesting for such full value awards, except in the event of a change of control or the participant’s death, disability or retirement.
      The Compensation Committee may grant awards to employees who are or may be “covered employees,” as defined in Section 162(m) of the Code, that are intended to be performance-based awards within the meaning of Section 162(m) of the Code in order to preserve the deductibility of these awards for federal income tax. Participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the Compensation Committee for the period are satisfied. These pre-established performance goals must be based on one or more of the following performance criteria (which shall be applicable to the organizational level specified by the Committee including, but not limited to, the Company, unit, division, group or plan of the Company): net earnings (either before or after interest, taxes, depreciation and amortization), economic value added (as determined by the Compensation Committee), sales or revenue, net income (either before or after tax), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on shareholders’ equity, return on assets, return on capital, shareholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share and market share. These performance criteria may be measured in absolute terms or as compared to any incremental increase or as compared to results of a peer group. With regard to a particular performance period, the Compensation Committee shall have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the Compensation Committee may reduce or eliminate (but not increase) the award. Generally, a participant will have to be employed on the date the performance-based award is paid to be eligible for a performance-based award for any period.
      Performance awards may be granted pursuant to the 2005 Plan. Performance awards are performance-based awards within the meaning of Section 162(m) of the Code that represent rights to receive a cash payment contingent upon achieving certain performance goals established by the Compensation Committee. The maximum amount that may be paid to any participant pursuant to a Performance Award during any calendar year is $5,000,000.
Amendment and Termination
      The Compensation Committee, subject to approval of the Board, may terminate, amend or modify the 2005 Plan at any time; provided, however, that stockholder approval will be obtained for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the 2005 Plan, to permit the Compensation Committee to grant options with a price below fair market value on the date of grant or to extend the exercise period for an option beyond seven years from the date of grant. In addition, absent stockholder approval, no option may be amended to reduce the per share exercise price of the shares subject to such option below the per share exercise price as of the date the option was granted and, except to the extent permitted by the 2005 Plan in connection with certain changes in capital structure, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price. In no event may an award be granted pursuant to the 2005 Plan on or after the tenth anniversary of the date the stockholders approve the 2005 Plan.
Federal Income Tax Consequences
      With respect to nonqualified stock options, the Company is generally entitled to deduct, and the optionee recognizes, taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant receiving incentive stock options will not recognize taxable income upon grant or at the time of exercise. However, the excess of the fair market value of the common stock received over the option price is an item of tax-preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one which does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will apply as of the date of the sale of stock acquired upon the exercise of the incentive stock option.
      The current federal income tax consequences of other awards authorized under the 2005 Plan are generally as follows: stock-settled SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. Compensation that is deferred is taxed when paid or otherwise made available provided that the requirements of Section 409A are satisfied. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Code Section 162(m) with respect to covered employees.
      Certain types of awards under the 2005 Plan, including cash-settled SARs, restricted stock units and deferred stock may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, participants may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% income tax (and, potentially, certain interest penalties). To the extent applicable, the 2005 Plan and awards granted under the 2005 Plan will be interpreted to comply with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the Compensation Committee, the Plan and applicable Award Agreements may be amended to comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.
New Plan Benefits
      No awards will be granted pursuant to the 2005 Plan until it is approved by the Company’s stockholders. In addition, awards are subject to the discretion of the Compensation Committee. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2005 Plan or the benefits that would have been received by such participants if the 2005 Plan had been in effect in the year ended December 31, 2004.

Vote Required
      Approval of the 2005 Plan requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote, provided that the total vote cast on the proposal represents more than 50% of the shares entitled to vote on the proposal.
THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE
COMPANY’S 2005 INCENTIVE AWARD PLAN.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Management Consulting Agreement
      In connection with the Recapitalization, we entered into a management consulting agreement with Apollo Management LP. The agreement allowed us and any of our affiliates to avail ourself of Apollo’s expertise in areas such as financial transactions, acquisitions and other matters that relate to our business, administration and policies. Following the Recapitalization, Apollo received annual fees for its management services and advice. In connection with the IPO, we amended the management consulting agreement whereby Apollo had the right to terminate the amended management consulting agreement at any time upon prior written notice to the Company. Apollo elected to terminate the amended management consulting agreement in November 2004 resulting in a final payment of approximately $4.5 million in that same month.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and certain officers of Compass and persons who own more than 10% of Compass’s common stock to file with the Securities and Exchange Commission initial reports of beneficial ownership (Form 3) and reports of subsequent changes in their beneficial ownership (Form 4 or Form 5) of Compass’s common stock. Such directors, officers and greater-than-ten-percent stockholders are required to furnish Compass with copies of the Section 16(a) reports they file. The Securities and Exchange Commission has established specific due dates for these reports, and Compass is required to disclose in this proxy statement any late filings or failures to file.
      Based solely upon a review of the copies of the Section 16(a) reports (and any amendments thereto) furnished to Compass and written representations from certain reporting persons that no additional reports were required, Compass believes that its directors, reporting officers and greater-than-ten-percent stockholders complied with all these filing requirements for the fiscal year ended December 31, 2004, except for three reports on Form 4 filed late for Mr. Clark, Mr. Goadby and Mr. Underdown related to the sale of shares that occurred as part of the secondary offering that was completed in November 2004.
OTHER MATTERS
      We know of no other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.
ADDITIONAL INFORMATION
Householding of Proxies
      Under rules adopted by the SEC, we are permitted to deliver a single set of any proxy statement, information statement, annual report and prospectus to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, called householding, allows us to reduce the number of copies of these materials we must print and mail. Even if householding is used, each shareholder will continue to receive a separate proxy card or voting instruction card.
      The Company is not householding this year for those shareholders who hold their shares directly in their own name. If you share the same last name and address with another Company shareholder who also holds his or her shares directly and you would each like to start householding for the Company’s annual reports, proxy statements, information statements and prospectuses for your respective accounts, then please contact us at Compass Minerals International, Inc., 9900 West 109th Street, Suite 600, Overland Park, Kansas 66210, Attention: P. Landon.
      This year, some brokers and nominees who hold Company shares on behalf of shareholders may be participating in the practice of householding proxy statements and annual reports for those shareholders. If your household received a single proxy statement and annual report for this year, but you would like to receive your own copy, please contact us at Compass Minerals International, Inc., 9900 West 109th Street, Suite 600, Overland Park, Kansas 66210, Attention: P. Landon, and we will promptly send you a copy. If a broker or nominee holds Company shares on your behalf and you share the same last name and address with another shareholder for whom a broker or nominee holds Company shares, and together both of you would like to receive only a single set of the Company’s disclosure documents, please contact your broker or nominee as described in the voting instruction card or other information you received from your broker or nominee.
      If you consent to householding, your election will remain in effect until you revoke it. Should you later revoke your consent, you will be sent separate copies of those documents that are mailed at least 30 days or more after receipt of your revocation.
Additional Filings and Information
      The Company’s Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. They may be accessed as follows: www.compassminerals.com. Additional copies of the Company’s Annual Report to Shareholders are available upon a written request to the Company at Compass Minerals International, Inc., 9900 West 109th Street, Suite 600, Overland Park, Kansas 66210, Attention: P. Landon.
Proxy Solicitation
      Compass will bear the entire cost of this proxy solicitation. In addition to soliciting proxies by this mailing, we expect that our directors, officers and regularly engaged employees may solicit proxies personally or by mail, telephone, facsimile or other electronic means, for which solicitation they will not receive any additional compensation. Compass will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.
Stockholder Proposals for 2006 Annual Meeting
      Any stockholder who intends to present a proposal at the Annual Meeting in 2006 must deliver the proposal to Compass’s Corporate Secretary at 9900 West 109th Street, Suite 600, Overland Park, Kansas 66210:

•	if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, not later than March 14, 2006;

•	if the proposal is submitted pursuant to Compass’s by-laws (in which case we are not required to include the proposal in our proxy materials), not later than the close of business on May 13, 2006 nor earlier than the close of business on April 14, 2006. However, if the Company advances the date of the annual meeting by more than thirty (30) days or delays it by more than seventy (70) days, then notice must be delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company.

By order of the Board of Directors,

Chief Financial Officer and Vice President

Annex A
COMPASS MINERALS INTERNATIONAL, INC.
2005 INCENTIVE AWARD PLAN
ARTICLE 1
PURPOSE
      The purpose of the Compass Minerals International, Inc. 2005 Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of Compass Minerals International, Inc., a Delaware corporation (the “Company”) by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.
ARTICLE 2
DEFINITIONS AND CONSTRUCTION
      Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.
      2.1     “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Performance Bonus Award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, or a Performance-Based Award granted to a Participant pursuant to the Plan.
      2.2     “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.
      2.3     “Board” means the Board of Directors of the Company.
      2.4     “Change of Control” means and includes each of the following:

(a) A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries, or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.4(a) or Section 2.4(c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.4(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d) The Company’s stockholders approve a liquidation or dissolution of the Company.
The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.
      2.5     “Code” means the Internal Revenue Code of 1986, as amended.
      2.6     “Committee” means the committee of the Board described in Article 12.
      2.7     “Consultant” means any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.
      2.8     “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.
      2.9     “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Section 8.6.
      2.10     “Disability” means that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time.
      2.11     “Dividend Equivalents” means a right granted to a Participant pursuant to Section 8.4 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.
      2.12     “Effective Date” shall have the meaning set forth in Section 13.1.
      2.13     “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.
      2.14     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
      2.15     “Fair Market Value” means, as of any given date, (a) if Stock is traded on an exchange, the closing price of a share of Stock as reported in the Wall Street Journal for the first trading date immediately prior to such date during which a sale occurred; or (b) if Stock is not traded on an exchange but is quoted on NASDAQ or a successor or other quotation system, (i) the last sales price (if the Stock is then listed as a National Market Issue under the NASD National Market System) or (ii) the mean between the closing representative bid and asked prices (in all other cases) for the Stock on the date immediately prior to such date on which sales prices or bid and asked prices, as applicable, are reported by NASDAQ or such successor quotation system; or (c) if such Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Stock on the day previous to such date, as determined in good faith by the Committee; or (d) if the Stock is not publicly traded, the fair market value established by the Committee acting in good faith.
      2.16     “Full Value Award” means any Award other than an Option or other Award for which the Participant pays the intrinsic value (whether directly or by forgoing a right to receive a cash payment from the Company).
      2.17     “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.
      2.18     “Independent Director” means a member of the Board who is not an Employee of the Company.
      2.19     “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor rule.
      2.20     “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.
      2.21     “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.
      2.22     “Participant” means a person who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.
      2.23     “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9.
      2.24     “Performance Bonus Award” has the meaning set forth in Section 8.3.
      2.25     “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria (which shall be applicable to the organizational level specified by the Committee, including, but not limited to the Company or a unit, division, group or plan of the Company) that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.
      2.26     “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.
      2.27     “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance

Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.
      2.28     “Performance Share” means a right granted to a Participant pursuant to Section 8.1, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.
      2.29     “Performance Stock Unit” means a right granted to a Participant pursuant to Section 8.2, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.
      2.30     “Plan” means this Compass Minerals International, Inc., 2005 Incentive Award Plan, as it may be amended from time to time.
      2.31     “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.
      2.32     “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.
      2.33     “Restricted Stock Unit” means an Award granted pursuant to Section 8.7.
      2.34     “Stock” means the common stock of the Company, par value $0.01 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.
      2.35     “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.
      2.36     “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 8.5.
      2.37     “Subsidiary” means any corporation or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.
ARTICLE 3
SHARES SUBJECT TO THE PLAN
      3.1     Number of Shares.
      (a) Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be 3,240,000; provided however, no more than 2,000,000 shares of Stock may be delivered upon the exercise of Incentive Stock Options.
      (b) To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. Shares of Stock which are delivered by the Participant or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 3.1(a). If any shares of Restricted Stock are forfeited by the Participant or repurchased by the Company, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 3.1(a). Notwithstanding the provisions of this Section 3.1(b), no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

      3.2     Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.
      3.3     Limitation on Number of Shares Subject to Awards and Limit on Performance Bonus Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 500,000. The maximum amount that may be paid in cash during any calendar year with respect to a Performance Bonus Award shall be $5,000,000.
ARTICLE 4
ELIGIBILITY AND PARTICIPATION
      4.1     Eligibility.
      (a)     General. Persons eligible to participate in this Plan are Employees, Consultants, and Independent Directors, as determined by the Committee.
      (b)     Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Employees, Consultants or Independent Directors, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which Employees, Consultants, or members of the Board outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Employees, Consultants, or members of the Board outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law, or governing statute or any other applicable law.
      4.2     Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.
ARTICLE 5
STOCK OPTIONS
      5.1     General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the exercise price for any Option shall not be less than 100% of the Fair Market Value on the date of grant.

(b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed seven years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid and the form of payment, including, without limitation: (i) cash (or its equivalent), (ii) except with respect to Incentive Stock Options, shares of Stock issuable to the Option holder upon exercise of the Option, with a Fair Market Value on the date of the Option exercise equal to the aggregate Option exercise price of the shares with respect to which such Option or portion thereof is thereby exercised, (iii) shares of Stock held for such period of time as may be required by the Committee in order to avoid adverse financial accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iv) through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale. The Committee shall also determine the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option with a loan from the Company or a loan arranged in violation of Section 13(k) of the Exchange Act.

(d) Evidence of Grant. All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

      5.2     Incentive Stock Options. Incentive Stock Options shall be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1, must comply with the following additional provisions of this Section 5.2:

(a) Expiration of Option. An Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:

(i) Seven years from the date it is granted, unless an earlier time is set in the Award Agreement;

(ii) Three months after the Participant’s termination of employment as an Employee; and

(iii) One year after the date of the Participant’s termination of employment or service on account of Disability or death. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(b) Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(d) Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

(e) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

(f) Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(g) Failure to Meet Requirements. Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.
ARTICLE 6
RESTRICTED STOCK AWARDS
      6.1     Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement.
      6.2     Issuance and Restrictions. Subject to Section 10.7, Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise (including, without limitation, pursuant to the satisfaction or time-vesting requirements, performance vesting requirements, or both), as the Committee determines at the time of the grant of the Award or thereafter.
      6.3     Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, except as otherwise provided by Section 10.7, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.
      6.4     Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.
ARTICLE 7
STOCK APPRECIATION RIGHTS
      7.1     Grant of Stock Appreciation Rights.
      (a) A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.
      (b) A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of the Stock on the date the Stock Appreciation Right is exercised over (B) the Fair Market Value of the Stock on the date the Stock Appreciation Right was granted and (ii) the number of shares of Stock with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose.

      7.2     Payment and Limitations on Exercise.
      (a) Payment of the amounts determined under Section 7.1(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee in the Award Agreement.
      (b) To the extent payment for a Stock Appreciation Right is to be made in cash, the Award Agreement shall, to the extent necessary to comply with the requirements to Section 409A of the Code, specify the date of payment which may be different than the date of exercise of the Stock Appreciation Right. If the date of payment for a Stock Appreciation Right is later than the date of exercise, the Award Agreement may specify that the Participant be entitled to earnings on such amount until paid.
      (c) To the extent any payment under Section 7.1(b) is effected in Stock, it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.
ARTICLE 8
OTHER TYPES OF AWARDS
      8.1     Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.
      8.2     Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in unit equivalent of shares of Stock and/or units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.
      8.3     Performance Bonus Awards. Any Participant selected by the Committee may be granted one or more Performance-Based Awards in the form of a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee, subject to Section 10.7. Any such Performance Bonus Award paid to a Covered Employee shall be based upon objectively determinable bonus formulas established in accordance with Article 9.
      8.4     Dividend Equivalents. Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.
      8.5     Stock Payments. Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee; provided, that unless otherwise determined by the Committee such Stock Payments shall be made in lieu of base salary, bonus, or other cash compensation otherwise payable to such Participant. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

      8.6     Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, subject to Section 10.7. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.
      8.7     Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, subject to Section 10.7. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.
      8.8     Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock or Restricted Stock Units shall be set by the Committee in its discretion.
      8.9     Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments, or Restricted Stock Units; provided, however, that such price shall not be less than the par value of a share of Stock, unless otherwise permitted by applicable state law.
      8.10     Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.
      8.11     Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.
ARTICLE 9
PERFORMANCE-BASED AWARDS
      9.1     Purpose. The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees or other Participants that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.
      9.2     Applicability. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.
      9.3     Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.
      9.4     Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.
      9.5     Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.
ARTICLE 10
PROVISIONS APPLICABLE TO AWARDS
      10.1     Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.
      10.2     Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.
      10.3     Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate, tax planning and/or charitable purposes (or to a “blind trust” in connection with the Participant’s termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities.
      10.4     Beneficiaries. Notwithstanding Section 10.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.
      10.5     Stock Certificates. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.
      10.6     Paperless Exercise. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless exercise of Awards by a Participant may be permitted through the use of such an automated system.
      10.7     Full Value Award Vesting Limitations. Notwithstanding any other provision of this Plan to the contrary, Full Value Awards made to Participants other than Independent Directors shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of Performance Goals or other performance-based objectives, over a period of not less than one year) following the date the Award is made and the Committee may not accelerate the vesting for such Full Value Awards, except in the event of a Change of Control or the Participant’s death, Disability or retirement (as defined in the Participant’s Award Agreement).

ARTICLE 11
CHANGES IN CAPITAL STRUCTURE
      11.1     Adjustments. In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.
      11.2     Change of Control. Except as may otherwise be provided in any Award Agreement or any other written agreement entered into by and between the Company and a Participant, if a Change of Control occurs and a Participant’s Options, Restricted Stock or Stock Appreciation Rights are not converted, assumed, or replaced by a successor, such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse; and provided such Change of Control is a change in the ownership or effective control of the Company or in the ownership of or a substantial portion of the assets of the Company within the meaning of Section 409A of the Code, then all Restricted Stock Units, Deferred Stock, and Performance Stock shall become deliverable upon the Change of Control. Upon, or in anticipation of, a Change of Control, the Committee may in its sole discretion provide for (a) any and all Awards outstanding hereunder to terminate at a specific time in the future and shall give each Participant the right to exercise such Awards during a period of time as the Committee shall determine, (b) the purchase of any Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant’s rights had such Award been currently exercisable or payable or fully vested (and, for the avoidance of doubt, if as of such date the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), (c) the replacement of such Award with other rights or property selected by the Committee in its sole discretion; (d) the assumption of or substitution of such Award by the successor or surviving corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (e) the acceleration of vesting or payment of any Award, notwithstanding anything to the contrary in any Award Agreement; or (f) payment of Awards in cash, as determined with reference to the value of Stock on the date of the Change of Control plus reasonable interest on the Award through the date such Award would otherwise be vested or have been paid in accordance with its original terms, if necessary to comply with Section 409A of the Code.
      11.3     Outstanding Awards — Certain Mergers. Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities that a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.
      11.4     Outstanding Awards — Other Changes. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, the Committee may, in its absolute discretion, make such adjustments in the number and kind of shares or other securities subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.
      11.5     No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.
ARTICLE 12
ADMINISTRATION
      12.1     Committee. The Plan shall be administered by the Compensation Committee of the Board; provided, however that the Compensation Committee may delegate to a committee of one or more members of the Board the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act or (b) Covered Employees. The Committee shall consist of at least two individuals, each of whom qualifies as (x) a Non-Employee Director, (y) an “outside director” pursuant to Code Section 162(m) and the regulations issued thereunder and (z) an “independent director” under the rules of the New York Stock Exchange (or other principal securities market on which shares of Stock are traded). Reference to the Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Independent Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board.
      12.2     Action by the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.
      12.3     Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a) Designate Participants to receive Awards;

(b) Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.
      12.4     Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.
ARTICLE 13
EFFECTIVE AND EXPIRATION DATE
      13.1     Effective Date; Effect of Approval on 2001 Stock Option Plan. The Plan is effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s Bylaws. No additional awards will be made under the Compass Minerals International, Inc. 2001 Stock Option Plan on or after the Effective Date.
      13.2     Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.
ARTICLE 14
AMENDMENT, MODIFICATION, AND TERMINATION
      14.1     Amendment, Modification, and Termination. Subject to Section 15.14, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11), (ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, (iii) permits the Committee to extend the exercise period for an Option beyond seven years from the date of grant, or (iv) results in a material increase in benefits or a change in eligibility requirements. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 11, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.
      14.2     Awards Previously Granted. Except with respect to amendments made pursuant to Section 15.14, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15
GENERAL PROVISIONS
      15.1     No Rights to Awards. No Participant, employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.
      15.2     No Stockholders Rights. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.
      15.3     Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.
      15.4     No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.
      15.5     Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.
      15.6     Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
      15.7     Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
      15.8     Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

      15.9     Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
      15.10     Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.
      15.11     Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
      15.12     Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.
      15.13     Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.
      15.14     Section 409A. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.
* * * * *
      I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Compass Minerals International, Inc. on                     , 2005.
* * * * *
      I hereby certify that the foregoing Plan was approved by the stockholders of Compass Minerals International, Inc. on                     , 2005.
      Executed on this           day of                     , 2005.

Corporate Secretary

COMPASS MINERALS INTERNATIONAL, INC.
Proxy for the Board of Directors for Annual Meeting of Stockholders to be held August 4, 2005

1.	Elect three directors, each for a term of three years:

FOR the nominees listed below ☐	WITHHOLD AUTHORITY ☐
(Except as marked to the contrary below)	to vote for the nominee(s) listed below

01 Mr. Vernon G. Baker II	02 Mr. Bradley J. Bell	03 Mr. Richard S. Grant

To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below:

2. Ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for 2005

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Approve the Compass Minerals International, Inc. 2005 Incentive Award Plan

☐ FOR	☐ AGAINST	☐ ABSTAIN

(CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

(CONTINUED FROM OTHER SIDE)

The undersigned hereby appoints RODNEY L. UNDERDOWN, DAVID J. D’ANTONI, and PERRY W. PREMDAS, and each of them, with full power of substitution, proxies of the undersigned to vote the shares of Common Stock of Compass Minerals International, Inc., to be held at the Sheraton Overland Park Hotel, 6100 College Boulevard, Overland Park, Kansas, on Thursday, August 4, 2005, at 8:00 a.m. local time, and at any postponements or adjournments thereof. Without limiting the authority granted herein, the above named proxies are expressly authorized to vote as directed by the undersigned as to those matters set forth on the reverse side hereof and in their discretion on all other matters that are properly brought before the Annual Meeting.

If more than one of the above named proxies shall be present in person or by substitution at such meeting or at any postponement or adjournment thereof, the majority of said proxies so present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting.

Dated	2005

Signature(s) of Stockholder(s)

(Please sign exactly as your name or names appear on certificate and mail this Proxy promptly in the enclosed paid envelope. When signing in representative capacity, insert title and attach papers showing authority unless already on file with the corporation.)

PLEASE SIGN AND MAIL THIS PROXY PROMPTLY.